THIRD QUARTER 2023

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, and asset quality and nonaccrual and nonperforming loans. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumption that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward- looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward- looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, monetary and fiscal policies and laws of the U.S. government, including policies of the Federal Reserve, FDIC and Treasury Department; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the war between Israel and Hamas and the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole (such as the Inflation Reduction Act of 2022), and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to the closings of First Republic, Silicon Valley Bank (“SVB”), Signature Bank and Silvergate Bank and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with SVB, Signature Bank and Silvergate Bank and First Republic Bank may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key employees; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022., Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the periods ended March 31, 2023 and June 30, 2023, and in other filings with the Securities and Exchange Commission. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-11 2 Financial Highlights 12-21 3 Balance Sheet Transformation 22-27 4 Asset Quality 28-33 5 Deposit Mix & Cost of Funds 34-36 6 Commercial Loan Portfolio Metrics 37-46 7 Non-GAAP Reconciliation 47-50 3

O V E R V I E W 4

5 As of September 30, 2023 FOCUSED ON THE FUTURE 64 CORPORATE CENTERS BRANCHES ◦ Continued Strong Capital and Liquidity Position ◦ Diversified and granular deposit base, approximately 79.2% Retail Customers ◦ Approximately 88.9% of Deposits, including Collateralized Muni deposits are FDIC Insured ◦ Continuing to expand Commercial Lending Team in higher growth markets ◦ Annual Associate Engagement Survey reported a 76% overall favorability score, which exceeded the global (75%) and bank (72%) benchmarks. CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS 3.4B $4.5B ASSETS $3.6B DEPOSITS A Well-Capitalized Franchise with Momentum

LEADERSHIP TEAM



Litz Van Dyke

Chief Executive Officer



Bradford Langs

President
Chief Strategy Officer



Wendy Bell

Senior Executive Vice President
Chief Financial Officer



Loran Adams

Executive Vice President
Director of Regulatory Risk Management



Tami Buttrey

Executive Vice President
Chief Retail Banking Officer
Channel Optimization Director



Paul Carney

Executive Vice President
Chief Human Resources Officer



Jane Ann Davis

Executive Vice President
Chief Administration Officer



Tony Kallsen

Senior Executive Vice President
Chief Credit Officer



Phyllis Karavatakis

Senior Executive Vice President
Special Projects Executive



Richard Owen

Executive Vice President
Mortgage Banking & Corporate Sales Director



Chrystal Parnell

Senior Vice President
Chief Marketing & Communications Officer



Matt Speare

Senior Executive Vice President
Chief Operations Officer



Rich Spiker

Senior Executive Vice President
Chief Lending Officer

6

REGIONAL FOOTPRINT

Branches in Metropolitan Statistical Areas

SEPTEMBER 30, 2023

VIRGINIA	NORTH CAROLINA
TOTAL BRANCHES 52	**TOTAL BRANCHES 12**
Washington DC	Charlotte
Roanoke	Greensboro
Lynchburg	Raleigh Durham
Charlottesville	Fayetteville
Blacksburg-Christiansburg	Non MSA
Non MSA	
TOTAL DEPOSITS $3.2 BILLION	**TOTAL DEPOSITS $0.4 BILLION**


VIRGINIA
NORTH CAROLINA

YEAR END	2018	2019	2020	2021	2022
BRANCHES	105	101	92	69	66

The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA & Niagara, NY: Varsity Bank

7

8 We are committed to maintaining the highest standards of business conduct and governance to serve our customers and communities, create long-term value for our shareholders, and maintain our integrity in the marketplace. C O M M I T M E N T T O E S G The Bank’s Green Team hosted a six month recycling program in partnership with TREX. During that time over 1,500 pounds of plastic bags were saved from our landfills. These plastic bags will be turned into composite benches to be placed in the communities we serve. Associates hold leadership roles in the ABA’s Black Bankers Employee Resource Group (BBERG) and Asian American and Pacific Islander Bankers Employee Resource Group (AAPIBERG). Both groups meet quarterly with a focus on networking, professional development, and mentorship. The second annual Associate Engagement Survey was completed to provide Executive Leadership honest and direct feedback that is used during the Strategic Planning process.

CARE IN THE COMMUNITY



Provided $2,500 scholarship to a female student-athlete with a demonstrated financial need on the Roanoke College Cycling team.

With the scholarship offer, the College was able to elevate the program from Club to Varsity status.



Reinvested $50,000 to support revitalization efforts in the Southeast community in Roanoke, Virginia.

Our partner, Restoration Housing, a community-based nonprofit developer, will use the funds to renovate a 120 year old home into an affordable rental unit.


MISSION ACCOMPLISHED
$53,588.62
United Way
Giving Campaign
Carter Bank & Trust

To celebrate 49 years in business, a goal of $49,000 was set for the United Way Giving Campaign. Our Associate's generosity exceeded this lofty goal!

Supporting the United Way ensures that nonprofits throughout our footprint receive help to continue providing their critical services to the community.

2,880
VOLUNTEER COMMUNITY SERVICE HOURS

52 NONPROFITS SUPPORTED
BY ASSOCIATES SERVING ON BOARDS & COMMITTEES

$265,240
CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

62 FINANCIAL LITERACY
CLASSES FACILITATED

As of September 30, 2023

9

STRATEGIC INTIATIVES

INVEST

We will invest in human capital strategies to enhance the associate experience.

We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation.

We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank.

ENHANCE

We will continue to enhance the transformational work that has been done over the past five years.

We will focus on initiatives around enhancing technology, operations, customer experience, C&I, CRA, ESG, DEI, channel delivery, and product development.

We will strengthen change management systems and leverage the Board's ERM Committee.

EXPAND

We will continue strategies to deepen existing relationships and acquire new relationships in current markets as well as new markets.

We will focus on increasing share of wallet in existing growth markets.

We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

10

11 9.14% ACL/Total Portfolio Loans NPA/Total Assets plus OREO Net Chg-offs/ Portfolio Loans (QTD annualized) 0.09% NPL/Portfolio Loans S A F E T Y A N D S O U N D N E S S 2.77% 9.04% Asset Quality Earnings LiquidityCapital Return on Avg Assets (QTD) annualized 0.33% 4.19% Return on Avg Shareholders' Equity (QTD) annualized NIM(FTE)(QTD) 2.54% Core Efficiency Ratio (QTD) 79.55% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 13.4% 306.8% Total Liquidity Sources 150.9% $1.2B Leverage Ratio Total Risk- based Capital Ratio Book Value 12.46% $14.40 Common Equity Tier 1 Ratio ("CET1") 9.70% 11.20% As of September 30, 2023

F I N A N C I A L H I G H L I G H T S 12

$10.3M 13 $ in thousands 3Q2023 2Q2023 QTD Q/Q Change % 3Q2022 QTD Y/Y Change % Operational Results Net Interest Income $ 27,394 $ 26,711 2.6% $ 37,725 (27.4) % Provision (Recovery) for Credit Losses 1,105 85 1,200.0% (77) (1,535.1) % (Recovery) Provision for Unfunded Commitments (130) 360 (136.1) % 157 (182.8) % Noninterest Income 5,270 5,028 4.8% 5,235 0.7 % Noninterest Expense 27,282 25,536 6.8% 23,463 16.3 % Income Tax Expense 780 54 1344.4% 5,009 (84.4) % Net Income $ 3,627 $ 5,704 (36.4) % $ 14,408 (74.8) % Diluted Earnings Per Common Share $ 0.16 $ 0.24 (33.3) % $ 0.59 (72.9) % Balance Sheet Condition Assets $ 4,452,168 $ 4,383,990 1.6% $ 4,114,310 8.2 % Portfolio Loans 3,410,940 3,330,442 2.4% 3,031,349 12.5 % Allowance for Credit Losses (94,474) (94,144) 0.4% (94,164) 0.3 % Securities Available-for-Sale 793,389 821,370 (3.4) % 851,211 (6.8) % Deposits 3,556,189 3,577,003 (0.6) % 3,725,929 (4.6) % Borrowings 514,135 415,035 23.9% 30,000 1613.8 % Shareholders' Equity 330,621 344,237 (4.0) % 314,816 5.0 % B A L A N C E S H E E T & I N C O M E S T A T E M E N T NII down YoY $3.8M NIE up YoY 12.5% Loan Growth YoY $15.8M Equity up YoY As of September 30, 2023 0.6% Deposits down QoQ $337.9M Asset Growth YoY

3Q2023 2Q2023 QTD Q/Q Change % 3Q2022 QTD Y/Y Change % Shareholder Ratios Diluted Earnings Per Share (QTD) $ 0.16 $ 0.24 (33.3) % $ 0.59 (72.9) % Financial Ratios Return on Avg Assets (QTD) 0.33% 0.52% (36.5) % 1.38% (76.1) % Return on Avg Shareholders' Equity (QTD) 4.19% 6.38% (34.3) % 16.75% (75.0) % Net Interest Margin (FTE)(QTD)1 2.54% 2.54% — % 3.75% (32.3) % Core Efficiency Ratio (QTD)1 79.55% 79.77% (0.3) % 57.07% 39.4 % Asset Quality Ratios NPL/Portfolio Loans 9.04% 9.33% (3.1) % 0.23% 3,830.4 % NPA/Total Assets plus OREO 9.14% 9.42% (3.0) % 0.50% 1,728.0 % ACL/Total Portfolio Loans 2.77% 2.83% (2.1) % 3.11% (10.9) % Net Chg-offs/Portfolio Loans (QTD annualized) 0.09% 0.08% 12.5% 0.49% (81.6) % 14 F I N A N C I A L / S H A R E H O L D E R R A T I O S As of September 30, 2023 1 Non-GAAP Financial measure - see Non-GAAP reconciliation

Core Efficiency Ratio 71.62% 75.20% 73.51% 60.69% 79.55% 2019 2020 2021 2022 Q3 2023 Net Income, in millions $26,575 $(45,858) $31,590 $50,118 $25,272 2019 2020 2021 2022 Q3 2023 15 F I N A N C I A L P E R F O R M A N C E T R E N D S ROA 0.65% (1.12)% 0.76% 1.21% 0.33% 2019 2020 2021 2022 Q3 2023 TCE 11.81% 10.53% 9.86% 7.82% 7.43% 2019 2020 2021 2022 Q3 2023 * *A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. **Net Income is year-to-date ended September 30, 2023. 2 Non-GAAP Financial Measure - see Non-GAAP reconciliation ** 2 *

CAPITAL MANAGEMENT

Focus on maintaining a "well capitalized" designation.

Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives.

As of September 30, 2023 we repurchased the remainder of 416,176 shares of common stock under the March 29, 2023 program, effective May 1, 2023 at a total cost of $6.0 million, or an average price of $14.43 per share. This plan program has been fully executed by August 31, 2023.

REGULATORY CAPITAL

11.20%	12.46%	9.70%
TIER 1	TOTAL	LEVERAGE

	Regulatory Well Capitalized	Carter Bankshares 9/30/2023	Excess ($) *(In Thousands)* 9/30/2023
Common Equity Tier 1 Ratio ("CET1")	6.50 %	11.20 %	$ 183,250
Tier 1 Risk-based Ratio	8.00 %	11.20 %	$ 124,723
Total Risk-based Capital Ratio	10.00 %	12.46 %	$ 95,857
Leverage Ratio	5.00 %	9.70 %	$ 211,617
Critically Undercapitalized Category	Tangible equity to total assets ≤2%		
Capital Conservation Buffer	≥2.5%; composed of CET1		

	Actual ($) 9/30/2023	Cumulative AOCI impact 9/30/2023	Specific Reserve impact 9/30/2023
Book Value per Common Share	$ 14.40	$ (4.08)	$ (1.93)
		$(6.01)	
Adjusted Book Value [1]	**$ 20.41**		

As of September 30, 2023
We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period.
[1] Non-GAAP Financial measure - see Non-GAAP reconciliation

16

$ in thousands September 30, 2023 December 31, 2022 Favorable / (Unfavorable) Cash and Due From Banks, including Interest-bearing Deposits $ 55,398 $ 46,869 $ 8,529 FHLB Borrowing Availability(1) 357,583 676,746 (319,163) Unsecured Lines of Credit 145,000 127,130 17,870 Unpledged Investment Securities 580,379 611,845 (31,466) Excess Pledged Securities 77,400 46,305 31,095 Total Liquidity Sources $ 1,215,760 $ 1,508,895 $ (293,135) 17 As of September 30, 2023 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.1 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. Continue to maintain a strong liquidity position: • Ongoing FHLB collateral pledging(1) • Maintain six unsecured lines of credit • Majority of bond portfolio is unpledged • Available sources to leverage unpledged bonds • Federal Reserve Discount Window • Federal Home Loan Bank of Atlanta • Bank Term Funding Program ("BTFP") Strong coverage of uninsured deposits: • Total available liquidity / uninsured deposits 306.8% L I Q U I D I T Y $1.2B TOTAL AVAILABLE LIQUIDITY

18 For the Period Ending Variance $ in thousands 09/30/23 06/30/23 09/30/22 Quarter Year Lifetime Free Checking $ 661,454 $ 686,124 $ 718,549 $ (24,670) $ (57,095) Interest-Bearing Demand 469,904 489,971 509,949 (20,067) (40,045) Money Market 426,172 422,780 517,031 3,392 (90,859) Savings 487,105 526,588 731,747 (39,483) (244,642) Certificates of Deposits 1,511,554 1,451,540 1,248,653 60,014 262,901 Total Deposits $ 3,556,189 $ 3,577,003 $ 3,725,929 $ (20,814) $ (169,740) D E P O S I T C O M P O S I T I O N Total Deposits Composition $3,504 $3,685 $3,698 $3,630 $3,556 555 709 748 703 661 2,949 2,976 2,950 2,927 2,895 Noninterest-bearing Deposits Interest-bearing Deposits YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 DEPOSIT STATISTICS • Total deposits decreased $20.8M QoQ • Diversified and granular deposit base, approximately 79.2% Retail Customers • Approximately 88.9% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit DDA - Int. Free 19% DDA - Int.- Bearing 13% Money Market 12% Savings 14% CDs 42% (1) Period end balances at September 30, 2023, $ in millions (1)

19 For the Period Ending Variance $ in thousands 09/30/23 06/30/23 09/30/22 Quarter Year Commercial Real Estate $ 1,688,947 $ 1,642,597 $ 1,365,348 $ 46,350 $ 323,599 Commercial and Industrial 264,329 279,156 325,973 (14,827) (61,644) Residential Mortgages 738,368 707,893 617,681 30,475 120,687 Other Consumer 36,487 38,736 47,006 (2,249) (10,519) Construction 377,576 356,805 350,037 20,771 27,539 Other(1) 305,233 305,255 325,304 (22) (20,071) Total Portfolio Loans(2) $ 3,410,940 $ 3,330,442 $ 3,031,349 $ 80,498 $ 379,591 L O A N C O M P O S I T I O N LOAN PORTFOLIO • Total loans increased $379.6M, or 12.5% YoY due to solid loan growth, primarily in the commercial real estate segment. (1) Other loans include unique risk attributes considered inconsistent with our current underwriting standards. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). (3) Loan growth for the quarter ended September 30, 2023 is annualized and $ in millions CRE 49% C&I 8% Residential Mortgages 22% Other Consumer 1% Construction 11% Other 9% Total Portfolio Loan Growth $2,885 $2,947 $2,812 $3,149 $3,411 6.69% 2.15% (4.58)% 11.98% 33.01% Portfolio Loans Growth YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 (3)

20 L O A N P O R T F O L I O R E P R I C I N G & I N D E X Q3 2023 (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions Loan Portfolio by Rate Type Fixed $1,167 34% Floating $834 Variable $1,410 41% Loan Portfolio by Rate Index Type Fixed $1,167 34% Sofr $405 12% Prime $446 13% Treasury $1,393 41% (2) (1) $3.4B $3.4B 25%

21 For the Periods Ending Variance 09/30/23 to 12/31/22 % of Gross Loans % of RBC $ in thousands 09/30/23 12/31/22 1. Hospitality, agriculture & energy $ 301,913 $ 309,107 $ (7,194) 8.85% 62.12% 2. Retail real estate & food services 53,905 55,625 (1,720) 1.58% 11.09% 3. Industrial & retail real estate 40,351 41,725 (1,374) 1.18% 8.30% 4. Multifamily development 40,000 40,000 — 1.17% 8.23% 5. Retail real estate 39,448 37,679 1,769 1.16% 8.12% 6. Hospitality 37,633 35,255 2,378 1.10% 7.74% 7. Non-Owner Occupied/Commercial Real Estate 33,903 17,308 16,595 1.00% 6.98% 8. Multifamily & student housing 33,033 33,998 (965) 0.97% 6.80% 9. Hospitality 32,661 33,587 (926) 0.96% 6.72% 10. Multifamily / Construction Real Estate 32,000 24,000 8,000 0.94% 6.58% Top Ten (10) Relationships $ 644,847 $ 628,284 $ 16,563 18.91% 132.68% Total Gross Loans $ 3,410,940 $ 3,148,913 $ 262,027 % of Total Gross Loans 18.91% 19.95% (1.04%) Concentration (25% of RBC) $ 121,508 $ 120,863 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of September 30, 2023

B A L A N C E S H E E T T R A N S F O R M A T I O N 22

EARNING ASSETS

Goal is to grow attractively priced loans and investments while foregoing undue concentration risk.

- Earning Assets stand at $4.2B
- Our primary mandate is to grow the loan book with well diversified, attractively priced loan products to increase the NIM and mitigate concentration risks.
- Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate.


Past
Earning Assets - 12/31/17
70%
25%
5%
Present
Earning Assets - 09/30/23
81%
19%
Future
Earning Assets - Target
82%
18%
Loans
Investments
Cash

As of September 30, 2023

23

LOANS

Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, small business and consumer loans. Continuation of increased granularity is also a focus.

- Portfolio loans currently stand at $3.4B
- Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio, while we continue to build out our C&I, small business and consumer portfolios.
- We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, in order to maximize the NIM.


Past
Loan Portfolio - 12/31/17
57%
30%
5%
5%
3%
Present
Loan Portfolio - 09/30/23
49%
8%
22%
1%
11%
9%
Future
Loan Portfolio - Target
45%
23%
20%
7%
5%
Commercial Real Estate
Commercial & Industrial
Residential Mortgages
Other Consumer
Construction
Other

As of September 30, 2023

24

25 B O N D P O R T F O L I O Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $793.4M, or about 17.8% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate several years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO Past Present Future 12% 8% 25% 41% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 09/30/23 Bond Portfolio - Target 10% 34% 28% 28% 15% 7% 21% 17% 25% 8% 2% 2% 7% As of September 30, 2023

BOND PORTFOLIO

$ in thousands	9/30/2023 Number of Securities	9/30/2023 Fair Value	9/30/2023 Unrealized Losses	12/31/2022 Number of Securities	12/31/2022 Fair Value	12/31/2022 Unrealized Losses
U.S. Treasury Securities	4	$ 13,104	$ (1,279)	5	$ 17,866	$ (1,452)
U.S. Government Agency Securities	20	22,012	(909)	15	20,913	(788)
Residential Mortgage-Backed Securities	43	97,562	(13,988)	43	103,685	(12,009)
Commercial Mortgage-Backed Securities	53	20,038	(955)	56	23,518	(936)
Other Commercial Mortgage-Backed Securities	9	21,104	(3,484)	8	19,862	(2,597)
Asset Backed Securities	54	137,075	(14,713)	54	139,383	(15,169)
Collateralized Mortgage Obligations	85	163,306	(15,253)	85	176,622	(14,159)
States and Political Subdivisions	161	222,444	(56,658)	164	227,946	(53,607)
Corporate Notes	21	57,524	(13,226)	21	61,733	(9,017)
Total Debt Securities	**450**	**$ 754,169**	**$ (120,465)**	**451**	**$ 791,528**	**$ (109,734)**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 49.9% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 28.1% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At September 30, 2023, the Company held 52.7% fixed rate and 47.3% floating rate securities.
- Year-to-date AOCI increased by $7.9 million due to the negative changes in fair value of the available-for-sale bond portfolio due to higher intermediate interest rates.
- Securities comprise 17.8% of total assets at September 30, 2023.
- Shorter maturity profile with an average life of 5.9 years; less interest rate risk with an effective duration of 4.4; and higher than peer yield of 3.60%.



Muni 28%
CMO 21%
ABS 17%
CMBS 7%
MBS 12%
8% Agencies & Treasuries
Corporates 7%

As of September 30, 2023

26

DEPOSITS

Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial):

- Deposits currently stand at $3.6B
- CD Portfolio ($1.5B) is relatively short with 65% of the portfolio scheduled to mature within 12 months and 94% of the portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease
- Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds
- Established product road map and working to expand deposit offerings for retail and commercial customers


Past
Deposit Mix - 12/31/17
56%
14%
7%
3%
20%
Present
Deposit Mix - 09/30/23
42%
19%
13%
12%
14%
Future
Deposit Mix - Target
30%
25%
10%
15%
20%
CDs
DDA - Int. Free
DDA - Int. Bearing
Money Markets
Savings

As of September 30, 2023

27

A S S E T Q U A L I T Y 28

$42 $32 $7 $7 31 22 3 5 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2019 YE 2020 YE 2021 YE 2022 29 N O N P E R F O R M I N G Nonperforming Loans / Total Portfolio Loans $2,885 $2,947 $2,812 $3,149 $3,411 42 32 7 7 308 2,843 2,915 2,805 3,142 3,103 1.46% 1.09% 0.26% 0.21% 9.04% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 $60 $48 $18 $1542 32 7 7 18 16 11 8 Nonperforming Loans OREO YE 2019 YE 2020 YE 2021 YE 2022 Nonperforming Assets / Total Assets 60 48 18 15 312 4,006 4,179 4,134 4,205 4,452 1.51% 1.14% 0.44% 0.36% 7.01% Nonperforming Assets Total Assets Nonperforming Assets / Total Assets YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 As of September 30, 2023, $ in millions (1)The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. 4 1 2 2 1 1 3 4 1 $302 $3, $2, $1 Q3 2023(1) Nonperforming Loan Breakdown $308 $4 Q3 2023(1) Nonperforming Assets (1) (1)

30 D E L I N Q U E N C Y T R E N D S Past Due Loans / Total Portfolio Loans 0.09% 0.19% 0.05% 0.08% 0.08% 0.05% 0.03% 0.01% 0.07% 0.01% —% —% —% —% 0.02% 0.14% 0.22% 0.06% 0.15% 0.11% $4,070 $6,404 $1,670 $4,837 $3,735 30-59 Days PD 60-89 Days PD 90+ Days PD and still accruing Total PD Loans Total PD Amt YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 0.00% 0.06% 0.12% 0.18% 0.24% $— $3,000 $6,000 $9,000 $12,000 As of September 30, 2023, $ in thousands

31 Nonaccrual Balance Variance 06/30/23 to 12/31/22 Comments $ in thousands 09/30/23 12/31/22 1. Other $ 301,913 $ — $ 301,913 Other 2. Residential Construction 2,090 — 2,090 Residential Construction 3. Residential 825 825 — Residential Mortgage Loan 4. Construction 808 808 — Residential Lot Developer 5. CRE 704 2,106 (1,402) Commercial Property 6. Residential — 1,212 (1,212) Residential Mortgage Loan 7. CRE — 126 (126) CRE Owner Occupied Subtotal: Top 5 Nonaccrual Loans 306,340 5,077 301,263 Total Nonaccrual Loans 308,301 6,645 301,656 Top 5 Nonaccrual Loans / Total Nonaccrual Loans 99.36% 76.40% 22.96 % Total Portfolio Loans 3,410,940 3,148,913 262,027 Total Nonaccrual Loans / Total Portfolio Loans 9.04% 0.21% 8.83 % N O N P E R F O R M I N G R E L A T I O N S H I P S As of September 30, 2023 (1)The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

Portfolio Credit Quality Trend $2,885 $2,947 $2,812 $3,149 $3,411 2,451 2,523 2,616 2,992 3,097 430 238 186 142 310 186 Pass Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 32 L O A N P O R T F O L I O - R I S K R A T I N G S Non-Pass Credit Quality Trend $434 $424 $196 $157 $314 430 238 186 142 310 4 186 10 15 4 Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 $0 $100 $200 $300 $400 $500 4 10 15 4 As of September 30, 2023, $ in millions (1)The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. (1) (1)

ACL, NET CHARGE-OFFS & PROVISION EXPENSE



ACL Composition & ACL Coverage Ratio
$38,762
1.34%
6,169
32,593
$54,074
15,250
1.83%
38,824
$95,939 (1)
965
3.41%
94,974
$93,852
669
2.98%
93,183
$94,474
53,620 (3)
2.77%
40,854
YE 2019
YE 2020
YE 2021
YE 2022
Q3 2023
General Reserves
Individually Evaluated Loan Reserves
ACL to Total Portfolio Loans



Net Charge-offs & Provision Expense
$3,841
$3,404
0.13%
$2,694
$18,006
0.09%
$23,127 (2)
0.79%
$3,350
$4,506
$2,419
0.15%
0.09%
$775
$1,105
YE 2019
YE 2020
YE 2021
YE 2022
Q3 2023
Net Charge-offs
Provision Expense
Net Charge-offs (annualized)/ Average Loans

As of September 30, 2023, $ in thousands

(1) Included in the three months ended March 31, 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments". Refer to the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for more details.

(2) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved.

(3) The specific reserves increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated.

33

D E P O S I T M I X & C O S T O F F U N D S 34

Total Deposit Composition $3,504 $3,685 $3,698 $3,630 $3,556 2,949 2,976 2,950 2,927 2,895 555 709 748 703 661 Interest-bearing deposits Noninterest-bearing deposits YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 35 D E P O S I T S (1) Period end balances, at September 30, 2023, $ in millions (2) Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities (1) Insured/Uninsured Deposits $396.3 11% $151.1 4% $3,008.8 85% Uninsured Deposits Collateralized Muni Insured Deposits (2) • Well- diversified deposit base of 154,000 customers – average commercial deposit account balance is $39.6K – average retail deposit account balance is $13.5K • Deposit mix of 79.2% Consumer / 20.8% Business • At September 30, 2023, the Bank had no deposit relationships greater than, or equal to, 2% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit.

Net Interest Income & NIM 1.23% 0.94% 0.57% 0.50% 1.97% 4.28% 3.74% 3.41% 4.01% 4.51% 3.05% 2.80% 2.84% 3.51% 2.54% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 Avg. Earning Assets & Yield $3,789 $3,834 $3,972 $4,024 $4,320 4.28% 3.74% 3.41% 4.01% 4.51% Avg. Earning Assets Yield on Earning Assets YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 36 N E T I N T E R E S T I N C O M E Avg. Interest-Bearing Liabilities & Costs $3,023 $2,969 $2,974 $3,044 $3,359 1.55% 1.21% 0.76% 0.67% 2.54% Avg. Interest-Bearing Liabilities Cost YE 2019 YE 2020 YE 2021 YE 2022 Q3 2023 (1) (2) Average balances, as of September 30, 2023, $ in millions (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. (2) Net Interest margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2019 through 2023.

C O M M E R C I A L L O A N P O R T F O L I O M I X 37

38 C R E S E G M E N T O V E R V I E W As of September 30, 2023, $ in millions (1) Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops (2) Includes restaurant loans of $35.9 million By Collateral Code Grand Total of Segments $2,300.9 (2)

39 H O S P I T A L I T Y M E T R I C S As of September 30, 2023 *Relates to the Company's largest NPL relationship. • Total portfolio balance $344.8M • Geographic diversification (see map) • Mean loan size in portfolio $5.9M • Median of loans in portfolio $3.9M • The largest loan in portfolio $51.6M • 9.50% are under construction • Top 10 borrowers make up 47.44% of the total hospitality commitment • No delinquent loans in the hospitality portfolio • There are 13.38%* loans in the hospitality portfolio that are adversely classified or NPL • 93.44% of hospitality portfolio is funded 4.79 RISK RATING LTV DEBT/KEY 52.8% $89K AVERAGE

40 H O S P I T A L I T Y M E T R I C S As of September 30, 2023, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 107,353 31.1% $ 118,754 63.2% $ 8,946 $ 114 IHG 90,317 26.2% 104,817 55.3% 5,018 90 Upscale Independent/Boutique 57,491 16.7% 57,491 28.3% 28,745 75 Wyndham 24,331 7.1% 24,331 59.4% 2,433 41 Marriott 21,830 6.3% 36,530 49.1% 4,366 79 Independent 15,818 4.6% 15,876 53.1% 2,636 155 Radisson 11,235 3.3% 11,235 53.3% 2,809 38 Best Western 8,349 2.4% 8,349 40.0% 2,087 19 Choice 8,040 2.3% 8,040 51.3% 2,010 31 Hospitality Totals $ 344,764 100.0% $ 385,423 52.8% $ 6,561 $ 89 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 157,421 45.7% $ 198,022 56.6% $ 4,373 $ 90 South Carolina 77,542 22.5% 77,542 62.3% 7,754 104 West Virginia 58,475 17.0% 58,475 24.3% 14,619 67 Virginia 40,429 11.7% 40,487 55.7% 3,110 95 Georgia 10,897 3.1% 10,897 57.5% 5,449 63 Florida — — % — — % — — Hospitality Totals 344,764 100.0% 385,423 52.8% 5,884 89

41 M U L T I F A M I L Y M E T R I C S As of September 30, 2023 • Total portfolio balance $371.3M • Geographic diversification (see map) • Mean loan size in portfolio $3.4M • Median of loans in portfolio $226K • The largest loan in portfolio $32M • 32.78% are under construction • Top 10 borrowers make up 54.31% of the total multifamily commitment • There are no loans in the portfolio that are delinquent • There are no loans in the portfolio that are considered NPL • There are no adversely classified loans in this portfolio • 88.12% of portfolio is funded 4.70 RISK RATING LTV DEBT/DOOR 52.8% $109K AVERAGE

42 M U L T I F A M I L Y M E T R I C S As of September 30, 2023, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data for. Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $ 288,338 77.6% $ 459,934 51.7% $ 3,474 $ 120 Student 72,641 19.6% 72,641 64.9% 24,190 52 Other(1) 144 — % 194 4.8% 48 — Participations in Affordable Housing 10,217 2.8% 10,926 19.5% 196 13 Multifamily Totals 371,340 100.0% 543,695 52.8% 6,977 109 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina 196,863 53.0% 273,606 49.4% 2,938 124 South Carolina 18,812 5.1% 47,312 51.4% 752 117 Virginia 83,023 22.4% 150,135 53.7% 1,805 104 Student Housing Virginia 50,621 13.6% 50,621 63.3% 6,328 58 South Carolina 20,082 5.4% 20,082 70.0% 20,082 41 North Carolina 1,939 0.5% 1,939 53.9% 1,939 8 Multifamily Totals 371,340 100.0% 543,695 52.8% 5,641 109

43 R E T A I L M E T R I C S As of September 30, 2023 (1) Excludes restaurant loans of $35.9 million • Total portfolio balance $377.3M(1) • Geographic diversification (see map) • Mean loan size in portfolio $2.76M • Median of loans in portfolio $1.07M • The largest loan in portfolio $28M • 14.13% are under construction • Top 10 borrowers make up 37.55% of the total retail commitment • There is less than 1% delinquent loans in the portfolio • 0.01% of loans are primarily rated special mention • 0.01% are in NPL status • 95.39% of retail portfolio is funded 4.26 RISK RATING LTV DEBT/SQ FT 57.3% $129 AVERAGE

RETAIL METRICS

Category	Retail Portfolio Balance	Percentage of Total Balance	Retail Commitment Balance	Weighted Avg. LTV	Avg. GL Balance Size	Avg. of Debt per Square Ft- Total Commitment
Anchored Strip Centers	$ 196,063	52.0 %	$ 229,925	60.7 %	$ 4,456	$ 123
Unanchored Strip Centers	80,537	21.3 %	88,256	50.1 %	1,549	158
Outparcels/Single Tenant	69,142	18.3 %	69,142	52.5 %	1,411	121
Power Centers	29,240	7.8 %	29,788	63.4 %	7,310	105
Big Box	2,297	0.6 %	2,297	50.9 %	766	45
Other Centers	—	— %	—	— %	—	—
Retail Totals	**$ 377,279**	**100.0 %**	**$ 419,408**	**57.3 %**	**$ 2,582**	**$ 129**

Category	Retail Portfolio Balance	Percentage of Total Balance	Retail Commitment Balance	Weighted Avg. LTV	Avg. GL Balance Size
North Carolina	$ 211,756	56.1 %	$ 253,074	53.3 %	$ 2,551
Virginia	88,959	23.6 %	89,770	65.4 %	1,711
Georgia	32,011	8.5 %	32,011	65.1 %	6,402
South Carolina	19,705	5.2 %	19,705	51.2 %	2,463
Ohio	10,719	2.8 %	10,719	59.2 %	10,719
Florida	10,053	2.7 %	10,053	77.9 %	10,053
Maryland	3,672	1.0 %	3,672	33.4 %	3,672
West Virginia	404	0.1 %	404	49.0 %	404
Other States	—	— %	—	— %	—
Retail Totals	**$ 377,279**	**100.0 %**	**$ 419,408**	**57.3 %**	**$ 4,219**

As of September 30, 2023, $ in thousands
(1) Excludes restaurant loans of $35.9 million
(2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores.

44

45 O F F I C E M E T R I C S As of September 30, 2023 • Total portfolio balance $221.3M • Geographic diversification (see map) • Mean loan size in portfolio $1.88M • Median of loans in portfolio $388K • The largest loan in portfolio $23M • 1.22% are under construction • Top 10 borrowers make up 55.44% of the total office commitment • 0.31% of the loans are delinquent • 0.98% of loans are primarily rated special mention • 0.65% are in NPL status • 93.58% of office portfolio is funded 4.27 RISK RATING DEBT/SQ FT $142 AVERAGE

OFFICE METRICS

Category		Office Portfolio Balance	Percentage of Total Balance		Office Commitment Balance		Avg. GL Balance Size		Avg. of Debt per Square Ft- Total Commitment
General Office Space	$	190,090	85.9 %	$	223,110	$	1,939,690	$	150
Medical Offices		22,388	10.1 %		28,799		1,243,801		96
Veterinary Offices		7,779	3.5 %		13,558		388,937		103
Law Offices		1,075	0.5 %		1,075		179,253		65
Office Totals	**$**	**221,332**	**100.0 %**	**$**	**266,542**	**$**	**938,000**	**$**	**142**

Category		Office Portfolio Balance	Percentage of Total Balance		Office Commitment Balance		Avg. GL Balance Size		Avg. of Debt per Square Ft- Total Commitment
Virginia	$	106,143	48.0 %	$	118,053	$	1,929,874	$	167
North Carolina		56,471	25.5 %		84,102		990,725		117
South Carolina		36,094	16.3 %		41,763		7,218,777		136
Maryland		6,806	3.1 %		6,806		6,805,715		125
Tennessee		3,151	1.5 %		3,151		1,575,273		56
West Virginia		2,492	1.1 %		2,492		830,767		71
Georgia		2,445	1.1 %		2,445		815,037		120
Ohio		1,992	0.9 %		1,992		995,899		110
Michigan		1,705	0.8 %		1,705		426,241		129
Conneticut		1,394	0.6 %		1,394		464,510		97
Vermont		960	0.4 %		960		480,229		171
Illinois		545	0.2 %		545		544,537		136
Maine		385	0.2 %		385		385,363		162
Indiana		301	0.1 %		301		301,381		48
Kentucky		241	0.1 %		241		241,327		77
Florida		207	0.1 %		207		206,970		79
Office Totals	**$**	**221,332**	**100.0 %**	**$**	**266,542**	**$**	**1,513,313**	**$**	**142**

As of September 30, 2023, $ in thousands

46

47 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

[1] **Net Interest Income (FTE) (Non-GAAP)**		**Quarter-to-Date**	
(Dollars in Thousands)	**9/30/2023**	**6/30/2023**	**9/30/2022**
Interest Income (FTE)(Non-GAAP)			
Interest and Dividend Income (GAAP)	$ 48,886	$ 43,716	$ 42,327
Tax Equivalent Adjustment [3]	247	257	279
Interest and Dividend Income (FTE) (Non-GAAP)	49,133	43,973	42,606
Average Earning Assets	4,320,390	4,261,652	4,024,880
Yield on Interest-earning Assets (GAAP)	**4.49%**	**4.11%**	**4.17%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**4.51%**	**4.14%**	**4.20%**
Net Interest Income (GAAP)	$ 27,394	$ 26,711	$ 37,725
Tax Equivalent Adjustment [3]	247	257	279
Net Interest Income (FTE) (Non-GAAP)	**27,641**	**26,968**	**38,004**
Average Earning Assets	4,320,390	4,261,652	4,024,880
Net Interest Margin (GAAP)	**2.52%**	**2.51%**	**3.72%**
Net Interest Margin (FTE) (Non-GAAP)	**2.54%**	**2.54%**	**3.75%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.

48

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The core efficiency ratio (FTE) excludes gains on sales and write-downs of OREO, net, contingent liability, the losses (gains) on sales of securities, net, losses on sales of bank premises, net, non-recurring fees and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

[2] Core Efficiency Ratio (Non-GAAP)		Quarter-to-Date	
(Dollars in Thousands)	9/30/2023	6/30/2023	9/30/2022
EFFICIENCY RATIO (GAAP)	**83.52%**	**80.46%**	**54.62%**
Noninterest Expense	$ 27,282	$ 25,536	$ 23,463
Less: (Losses) Gains on Sales and Write-downs of OREO, net	(904)	5	(169)
Less: Losses on Sales and Write-downs of Bank Premises, net	(18)	(33)	—
Less: Non-recurring one-time Expense [6]	(193)	—	—
Add: Tax Credit Amortization Reversal [7]	—	—	1,379
Core Noninterest Expense (Non-GAAP)	**$ 26,167**	**$ 25,508**	**$ 24,673**
Net Interest Income	**$ 27,394**	**$ 26,711**	**$ 37,725**
Plus: Taxable Equivalent Adjustment [3]	247	257	279
Net Interest Income (FTE) (Non-GAAP)	**$ 27,641**	**$ 26,968**	**$ 38,004**
Less: Losses (Gains) on Sales of Securities, net	1	(3)	4
Less: Losses on Sales of Bank Premises, net	—	—	4
Less: Non-recurring Fees [4]	—	—	(1)
Less: OREO Income	(20)	(18)	(13)
Noninterest Income	5,270	5,028	5,235
Core Net Interest Income (FTE) (Non-GAAP) plus Noninterest Income	**$ 32,892**	**$ 31,975**	**$ 43,233**
Core Efficiency Ratio (Non-GAAP)	**79.55%**	**79.77%**	**57.07%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.
[4] The Non-recurring fees include PPP related fees.
[6] Tax credit amortization was reversed due to the extension of the in-service date from 2022 to 2023
[7] The non-recurring includes a one-time expense.

49

50 N O N - G A A P R E C O N C I L I A T I O N 1 Adjusted Book Value (Non-GAAP) Year-to-Date (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity 0 0$ 330,621 Add: Accumulated Other Comprehensive Loss ("AOCI") 93,560 Add: Other Segment Reserve Release, net of tax 44,326 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non- GAAP) $ 468,507 Common Shares Outstanding at End of Period 22,955,753 Book Value (GAAP) $ 14.40 Adjusted Book Value (Non-GAAP) $ 20.41 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.